Exhibit 99.2

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended December 31, 2003

II.	Quarterly Supplemental Information
Net Income and Funds From Operations — Supplemental Detail
Same Property Growth
Reconciliations of Non-GAAP Financial Measures
Discussion of Non-GAAP Financial Measures
Development Pipeline
Consolidated Balance Sheets
Portfolio Listing
Top 25 Largest Tenants
Inventory of Land Held for Investment or Future Development
Inventory of Residential Lots Under Development
Square Feet Expiring:
Office
Medical Office
Retail

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

					2002	2002	2002	2002
		1999	2000	2001	1st	2nd	3rd	4th

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS — (See Page 5)	104,082	62,043	70,815	9,274	12,712	12,010	13,876

	FFO AVAILABLE TO COMMON STOCKHOLDERS — (See Page 5)	81,197	97,299	108,122	24,011	29,044	30,598	29,713

	WEIGHTED AVERAGE COMMON SHARES	48,138	48,632	49,205	49,367	49,617	49,584	48,443
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,031	49,731	50,280	50,406	50,621	50,152	48,971
	NET INCOME PER COMMON SHARE — BASIC	2.16	1.28	1.44	0.19	0.26	0.24	0.29
	NET INCOME PER COMMON SHARE — DILUTED	2.12	1.25	1.41	0.18	0.25	0.24	0.28
	FFO PER COMMON SHARE — BASIC	1.69	2.00	2.20	0.49	0.59	0.62	0.61
	FFO PER COMMON SHARE — DILUTED	1.66	1.96	2.15	0.48	0.57	0.61	0.61
(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	1,652	4,810	6,073	636	927	3,630	7,446
	REGULAR COMMON DIVIDENDS	53,886	60,315	68,595	18,329	18,463	18,551	18,002
	SPECIAL COMMON DIVIDEND	—	—	—	—	—	—	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.12	1.24	1.39	0.37	0.37	0.37	0.37
	SPECIAL COMMON DIVIDEND PER SHARE	—	—	—	—	—	—	—
	COMMON STOCK PRICE AT PERIOD END	22.625	27.9375	24.36	26.05	24.76	23.00	24.70
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,262	49,211	49,425	49,661	49,935	48,667	48,386
	PREFERRED STOCK PRICE AT PERIOD END	—	—	—	—	—	—	—
	NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END	—	—	—	—	—	—	—
	COMMON EQUITY MARKET CAPITALIZATION	1,091,928	1,374,832	1,203,993	1,293,669	1,236,391	1,119,341	1,195,134
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—	—	—	—
(B)	ADJUSTED DEBT (1)	502,492	671,068	766,503	776,968	778,675	823,053	844,880

	TOTAL MARKET CAPITALIZATION	1,594,420	2,045,900	1,970,496	2,070,637	2,015,066	1,942,394	2,040,014

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	32%	33%	39%	38%	39%	42%	41%
(B)	RECOURSE DEBT (1)	143,639	174,522	154,018	84,128	88,946	137,063	160,443
	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	9%	8%	4%	4%	7%	8%
	COMMON EQUITY MARKET CAPITALIZATION	1,091,928	1,374,832	1,203,993	1,293,669	1,236,391	1,119,341	1,195,134
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—	—	—	—
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	530,996	741,377	861,188	870,696	871,431	914,822	935,646

	TOTAL MARKET CAPITALIZATION	1,622,924	2,116,209	2,065,181	2,164,365	2,107,822	2,034,163	2,130,780

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	35%	42%	40%	41%	45%	44%
(C)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	15,073	27,907	41,546	11,880	12,857	12,807	13,087
	FFO AVAILABLE TO COMMON STOCKHOLDERS BEFORE INTEREST	96,270	125,206	149,668	35,891	41,901	43,405	42,800
	INTEREST EXPENSE COVERAGE RATIO	6.39	4.49	3.60	3.02	3.26	3.39	3.27
(D)	FIXED CHARGES (excluding preferred stock dividends)(1)	24,871	37,052	52,588	16,278	16,178	16,227	16,571
	FIXED CHARGE COVERAGE RATIO (excluding preferred stock dividends)	3.88	3.38	2.86	2.22	2.60	2.69	2.60
(D)	FIXED CHARGES (including preferred stock dividends)(1)	24,871	37,052	52,588	16,278	16,178	16,227	16,571
	FIXED CHARGE COVERAGE RATIO (including preferred stock dividends)	3.88	3.38	2.86	2.22	2.60	2.69	2.60

[Additional columns continued below]

[Columns continued from above]

			2003	2003	2003	2003
		2002	1st	2nd	3rd	4th	2003

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS — (See Page 5)	47,872	27,594	143,500	59,190	8,519	238,803

	FFO AVAILABLE TO COMMON STOCKHOLDERS — (See Page 5)	113,366	46,528	27,028	25,450	25,959	124,965

	WEIGHTED AVERAGE COMMON SHARES	49,252	48,135	48,267	48,370	48,474	48,313
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,937	48,780	49,228	49,643	50,068	49,415
	NET INCOME PER COMMON SHARE — BASIC	0.97	0.57	2.97	1.22	0.18	4.94
	NET INCOME PER COMMON SHARE — DILUTED	0.96	0.57	2.92	1.19	0.17	4.83
	FFO PER COMMON SHARE — BASIC	2.30	0.97	0.56	0.53	0.54	2.59
	FFO PER COMMON SHARE — DILUTED	2.27	0.95	0.55	0.51	0.52	2.53
(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	12,639	4,358	2,265	2,324	5,909	14,856
	REGULAR COMMON DIVIDENDS	73,345	17,834	17,919	17,945	17,996	71,694
	SPECIAL COMMON DIVIDEND	—	—	—	100,544	—	100,544
	REGULAR COMMON DIVIDENDS PER SHARE	1.48	0.37	0.37	0.37	0.37	1.48
	SPECIAL COMMON DIVIDEND PER SHARE	—	—	—	2.07	—	2.07
	COMMON STOCK PRICE AT PERIOD END	24.70	25.85	27.90	27.75	30.60	30.60
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,386	48,343	48,491	48,572	48,835	48,835
	PREFERRED STOCK PRICE AT PERIOD END	—	—	—	25.39	27.25	27.25
	NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END	—	—	—	4,000	4,000	4,000
	COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,249,667	1,352,899	1,347,873	1,494,351	1,494,351
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	101,560	109,000	109,000
(B)	ADJUSTED DEBT (1)	844,880	859,595	724,437	676,049	694,860	694,860

	TOTAL MARKET CAPITALIZATION	2,040,014	2,109,261	2,077,336	2,125,482	2,298,211	2,298,211

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	41%	41%	35%	32%	30%	30%
(B)	RECOURSE DEBT (1)	160,443	178,239	18,842	20,783	20,697	20,697
	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	8%	8%	1%	1%	1%	1%
	COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,249,667	1,352,899	1,347,873	1,494,351	1,494,351
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	101,560	109,000	109,000
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	935,646	949,340	813,148	763,707	781,448	781,448

	TOTAL MARKET CAPITALIZATION	2,130,780	2,199,007	2,166,047	2,213,140	2,384,799	2,384,799

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	44%	43%	38%	35%	33%	33%
(C)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	50,631	13,000	12,339	10,461	9,974	45,774
	FFO AVAILABLE TO COMMON STOCKHOLDERS BEFORE INTEREST	163,997	59,528	39,367	35,911	35,933	170,739
	INTEREST EXPENSE COVERAGE RATIO	3.24	4.58	3.19	3.43	3.60	3.73
(D)	FIXED CHARGES (excluding preferred stock dividends)(1)	65,254	16,329	15,798	13,924	13,529	59,580
	FIXED CHARGE COVERAGE RATIO (excluding preferred stock dividends)	2.53	3.66	2.51	2.59	2.66	2.88
(D)	FIXED CHARGES (including preferred stock dividends)(1)	65,254	16,329	15,798	15,345	15,466	62,938
	FIXED CHARGE COVERAGE RATIO (including preferred stock dividends)	2.53	3.66	2.51	2.44	2.45	2.78

See Footnotes on Page 13	Page 1 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

					2002	2002	2002	2002		2003	2003	2003	2003
		1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

	CONSOLIDATED ENTITY FFO AND NET INCOME:
(E)	RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES (1):
	OFFICE:
	3100 WINDY HILL RD — TREATED AS OWNED 1/97	2,703	2,632	2,688	659	666	668	700	2,693	743	764	758	723	2,988
	3301 WINDY RIDGE PARKWAY	763	804	1,122	358	391	386	382	1,517	380	401	386	388	1,555
	100 NORTH POINT CENTER EAST	0	0	0	0	0	0	0	0	0	0	0	73	73
	200 NORTH POINT CENTER EAST	0	0	0	0	0	0	0	0	0	0	0	23	23
	333 NORTH POINT CENTER EAST	2,197	2,287	2,410	639	578	629	601	2,447	589	434	220	205	1,448
	555 NORTH POINT CENTER EAST	0	1,691	2,603	668	818	491	569	2,546	401	1,364	224	249	2,238
	615 PEACHTREE STREET	1,071	1,548	1,930	491	526	494	476	1,987	490	513	488	431	1,922
	101 INDEPENDENCE CENTER	8,687	8,484	9,173	2,177	2,237	2,310	2,192	8,916	2,239	2,299	2,280	2,267	9,085
	LAKESHORE PARK PLAZA	1,524	1,346	1,351	304	274	283	252	1,113	284	324	301	322	1,231
	333 JOHN CARLYLE	1,525	2,806	3,259	880	870	880	905	3,535	884	1,469	815	784	3,952
	INFORUM	2,846	12,153	13,813	3,476	3,399	3,276	3,562	13,713	3,484	3,407	3,504	3,449	13,844
	101 SECOND STREET	0	9,633	13,616	3,295	4,017	4,791	2,455	14,558	2,396	2,314	3,584	2,337	10,631
	600 UNIVERSITY PARK PLACE	0	401	1,631	430	444	445	438	1,757	468	456	466	481	1,871
	THE POINTS AT WATERVIEW	0	14	1,717	209	185	323	323	1,040	345	405	541	511	1,802
	ONE GEORGIA CENTER	0	336	3,822	1,003	803	816	816	3,438	746	742	697	758	2,943
	1900 DUKE STREET	0	402	2,245	644	667	703	684	2,698	694	754	702	782	2,932
	55 SECOND STREET	0	0	0	1,998	3,521	3,615	3,590	12,724	22,344	1,545	1,558	1,626	27,073

	SUBTOTAL	21,316	44,537	61,380	17,231	19,396	20,110	17,945	74,682	36,487	17,191	16,524	15,409	85,611

	MEDICAL OFFICE:
	ATHEROGENICS	780	1,083	1,114	283	282	285	284	1,134	286	293	301	301	1,181
	NORTHSIDE/ALPHARETTA I	1,705	1,754	1,641	424	427	422	546	1,819	389	420	412	385	1,606
	MERIDIAN MARK PLAZA	1,725	3,439	3,556	960	1,012	986	1,115	4,073	1,018	1,006	1,081	1,048	4,153
	NORTHSIDE/ALPHARETTA II	381	1,734	2,335	498	609	621	527	2,255	596	566	475	523	2,160

	SUBTOTAL	4,591	8,010	8,646	2,165	2,330	2,314	2,472	9,281	2,289	2,285	2,269	2,257	9,100

	RETAIL:
	GA 400 LAND LEASES	1,293	1,366	1,331	303	314	338	343	1,298	374	348	355	322	1,399
	COLONIAL PLAZA MARKETCENTER	4,796	4,861	746	0	0	0	0	0	0	0	0	0	0
	ABBOTTS BRIDGE STATION	130	0	0	0	0	0	0	0	0	0	0	0	0
	LAGUNA NIGUEL PROMENADE	2,046	488	0	0	0	0	0	0	0	0	0	0	0
	THE AVENUE EAST COBB	1,140	4,841	5,396	1,325	1,329	1,389	1,284	5,327	1,494	1,406	1,404	1,516	5,820
	THE AVENUE OF THE PENINSULA	0	1,602	2,522	1,133	1,244	856	1,051	4,284	2,189	668	925	790	4,572
	THE AVENUE PEACHTREE CITY	0	0	1,191	549	1,308	623	680	3,160	799	832	755	643	3,029
	THE AVENUE WEST COBB	0	0	0	0	0	0	0	0	0	0	0	655	655
	THE SHOPS OF LAKE TUSCALOOSA	0	0	0	0	0	0	0	0	0	0	0	18	18

	SUBTOTAL	9,405	13,158	11,186	3,310	4,195	3,206	3,358	14,069	4,856	3,254	3,439	3,944	15,493

	OTHER RENTAL OPERATIONS:
	KENNESAW	48	0	0	0	0	0	0	0	0	0	0	0	0
	OTHER	178	98	256	24	24	26	20	94	26	23	29	20	98

	SUBTOTAL	226	98	256	24	24	26	20	94	26	23	29	20	98

	TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	35,538	65,803	81,468	22,730	25,945	25,656	23,795	98,126	43,658	22,753	22,261	21,630	110,302

See Footnotes on Page 13	Page 2 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

					2002	2002	2002	2002		2003	2003	2003	2003
		1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

(F)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	AT&T WIRELESS SERVICES HEADQUARTERS	1,714	5,810	5,732	1,450	1,451	1,450	1,367	5,718	1,448	1,380	0	0	2,828
	CERRITOS CORPORATE CENTER-PHASE II	0	0	1,415	580	580	580	582	2,322	576	552	0	0	1,128
	PRESIDENTIAL MARKETCENTER	2,796	2,755	3,451	913	920	908	990	3,731	950	972	474	0	2,396
	MIRA MESA MARKETCENTER	0	2,678	5,636	1,278	1,556	1,616	1,506	5,956	1,500	945	(121)	(26)	2,298
	PERIMETER EXPO	3,345	3,400	3,226	789	794	791	804	3,178	874	908	624	(2)	2,404
	SALEM ROAD STATION	0	124	556	152	148	153	52	505	0	0	0	0	0

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,855	14,767	20,016	5,162	5,449	5,498	5,301	21,410	5,348	4,757	977	(28)	11,054

	RESIDENTIAL/LAND DIVISION
(H)	TRACT SALES NET OF COS — WHOLLY OWNED (1)	222	564	2,011	0	0	0	2,338	2,338	0	0	2,067	5,323	7,390
(G)(H)	TRACT SALES NET OF COS — JOINT VENTURES (1)	1,229	773	1,098	370	45	254	2	671	0	430	42	0	472

	TOTAL TRACT SALES NET OF COS	1,451	1,337	3,109	370	45	254	2,340	3,009	0	430	2,109	5,323	7,862

(H)	LOT SALES NET OF COS — WHOLLY OWNED (1)	2,960	2,267	772	1,065	77	67	413	1,622	697	244	867	995	2,803
(G) (H)	LOT SALES NET OF COS — JOINT VENTURES (1)	0	0	645	659	353	164	105	1,281	544	822	822	1,240	3,428

	TOTAL LOT SALES NET OF COS	2,960	2,267	1,417	1,724	430	231	518	2,903	1,241	1,066	1,689	2,235	6,231

(G)(H)	OTHER — JOINT VENTURE (1)	41	(95)	(23)	1	(1)	(3)	0	(3)	(31)	(27)	(46)	(52)	(156)

	TOTAL RESIDENTIAL/LAND DIVISION	4,452	3,509	4,503	2,095	474	482	2,858	5,909	1,210	1,469	3,752	7,506	13,937

	DEVELOPMENT INCOME	6,165	4,251	6,179	1,186	972	918	1,549	4,625	764	908	558	640	2,870

	MANAGEMENT FEES	4,743	4,841	7,966	2,354	2,288	2,308	2,363	9,313	2,105	2,187	2,227	2,000	8,519

	LEASING & OTHER FEES	2,991	1,608	5,344	1,157	696	1,802	642	4,297	1,111	1,234	772	3,874	6,991

	INTEREST INCOME & OTHER:
	GNMAs	20	5	5	3	(1)	10	1	13	1	(1)	2	2	4
	OTHER INTEREST AND OTHER MISCELLANEOUS	750	773	526	101	83	29	41	254	23	496	272	(36)	755
	650 MASS AVE NOTES	2,818	3,472	4,126	1,031	1,032	1,031	1,032	4,126	1,031	1,031	1,119	0	3,181
	CHARLOTTE GATEWAY VILLAGE, LLC NOTE	0	1,745	1,404	0	0	0	0	0	0	0	0	0	0

	TOTAL INTEREST INCOME	3,588	5,995	6,061	1,135	1,114	1,070	1,074	4,393	1,055	1,526	1,393	(34)	3,940

	GENERAL & ADMINISTRATIVE EXPENSES	(14,961)	(18,452)	(27,010)	(7,295)	(6,972)	(6,322)	(7,081)	(27,670)	(7,214)	(7,644)	(7,331)	(7,417)	(29,606)

	STOCK APPRECIATION RIGHT EXPENSE	(108)	(468)	276	(41)	7	7	(2)	(29)	0	0	0	0	0

See Footnotes on Page 13	Page 3 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

					2002	2002	2002	2002		2003	2003	2003	2003
		1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(3,039)	(8,615)	(9,910)	(1,304)	(977)	(1,104)	(1,353)	(4,738)	(1,408)	(1,086)	(423)	(403)	(3,320)
	NOTE PAYABLE, UNSECURED - 8.04%	0	0	0	0	0	0	0	0	0	0	(141)	(457)	(598)
	PERIMETER EXPO DEBT - 8.04%	(1,702)	(1,683)	(1,662)	(411)	(411)	(409)	(406)	(1,637)	(406)	(404)	(277)	0	(1,087)
	650 MASS AVE DEBT - 6.53%	(1,422)	(995)	0	0	0	0	0	0	0	0	0	0	0
	B OF A PLAZA FINANCING - 6.677%	(5,020)	(4,854)	(4,583)	(868)	0	0	0	(868)	0	0	0	0	0
	B OF A PLAZA FINANCING - 6.9575%	0	0	0	(1,084)	(2,640)	(2,628)	(2,622)	(8,974)	(2,792)	(2,633)	(2,652)	(2,641)	(10,718)
	101 INDEPENDENCE CENTER DEBT - 8.22%	(3,958)	(3,893)	(3,827)	(945)	(941)	(936)	(933)	(3,755)	(926)	(921)	(916)	(910)	(3,673)
	NORTHSIDE/ALPHARETTA I DEBT - 7.70%	(815)	(804)	(792)	(196)	(195)	(194)	(193)	(778)	(192)	(191)	(190)	(190)	(763)
	LAKESHORE PARK PLAZA DEBT - 6.78%	(736)	(724)	(710)	(175)	(175)	(174)	(172)	(696)	(172)	(171)	(170)	(169)	(682)
	101 SECOND STREET DEBT - 8.33%	0	(5,112)	(7,494)	(1,864)	(1,859)	(1,856)	(1,851)	(7,430)	(1,847)	(1,842)	(1,838)	(1,833)	(7,360)
	MERIDIAN MARK PLAZA DEBT - 8.27%	0	(710)	(2,118)	(526)	(525)	(523)	(523)	(2,097)	(521)	(519)	(518)	(516)	(2,074)
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	0	0	(579)	(867)	(869)	(859)	(861)	(3,456)	(858)	(856)	(854)	(851)	(3,419)
	100 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	0	0	0	0	0	0	0	0	0	(79)	(79)
	200 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	0	0	0	0	0	0	0	0	0	(70)	(70)
	333 & 555 NORTH POINT CENTER DEBT - 7%	0	0	(384)	(574)	(572)	(569)	(567)	(2,282)	(565)	(563)	(560)	(558)	(2,246)
	THE AVENUE EAST COBB DEBT - 8.39%	0	(1,464)	(3,277)	(815)	(813)	(812)	(810)	(3,250)	(808)	(806)	(804)	(802)	(3,220)
	600 UNIVERSITY PARK DEBT - 7.38%	0	0	(492)	(262)	(260)	(260)	(260)	(1,042)	(259)	(258)	(257)	(258)	(1,032)
	CEDAR GROVE LAKES DEBT - 8%	0	0	0	0	0	0	(148)	(148)	(29)	(29)	58	0	0
	CALLAWAY GARDENS DEBT - 6%	0	0	0	0	0	0	(13)	(13)	(26)	40	0	0	14
	OTHER	(63)	(27)	(22)	0	(11)	(4)	(4)	(19)	(14)	(15)	(13)	(13)	(55)
	CAPITALIZED	16,155	15,285	9,712	1,897	1,233	1,365	1,439	5,934	1,567	1,858	2,944	3,314	9,683

	TOTAL INTEREST EXPENSE CONSOLIDATED	(600)	(13,596)	(26,138)	(7,994)	(9,015)	(8,963)	(9,277)	(35,249)	(9,256)	(8,396)	(6,611)	(6,436)	(30,699)

	LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	(3,501)	0	0	0	(3,501)	0	0	0	0	0

	OTHER EXPENSES — CONTINUING OPERATIONS:
	PROPERTY TAXES	(811)	(40)	(619)	(176)	(174)	(198)	(127)	(675)	(185)	(218)	(149)	(216)	(768)
	MINORITY INTEREST EXPENSE	(2,022)	(2,931)	(2,709)	(598)	(897)	(601)	(288)	(2,384)	(485)	(328)	(397)	(658)	(1,868)
	PREDEVELOPMENT & OTHER	(316)	(646)	(708)	(163)	(152)	(493)	(750)	(1,558)	(420)	(518)	(181)	(558)	(1,677)

	TOTAL OTHER EXPENSES	(3,149)	(3,617)	(4,036)	(937)	(1,223)	(1,292)	(1,165)	(4,617)	(1,090)	(1,064)	(727)	(1,432)	(4,313)

(F)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	0	0	(1,472)	(538)	(542)	(548)	(546)	(2,174)	(533)	(538)	(265)	0	(1,336)
	MINORITY INTEREST EXPENSE	(43)	(509)	(907)	(226)	(228)	(231)	(230)	(915)	(226)	(143)	0	0	(369)

	TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(43)	(509)	(2,379)	(764)	(770)	(779)	(776)	(3,089)	(759)	(681)	(265)	0	(1,705)

	INCOME TAX (PROVISION)/BENEFIT:
	CONTINUING OPERATIONS	(2,442)	1,145	691	(986)	(117)	(147)	(276)	(1,526)	(249)	(537)	(231)	(1,579)	(2,596)
(F)	DISCONTINUED OPERATIONS (1)	0	(31)	(136)	(36)	(35)	(49)	(19)	(139)	0	0	0	0	0

	TOTAL INCOME TAX (PROVISION)/ BENEFIT	(2,442)	1,114	555	(1,022)	(152)	(196)	(295)	(1,665)	(249)	(537)	(231)	(1,579)	(2,596)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)	CONSOLIDATED	(940)	(1,099)	(2,166)	(528)	(532)	(546)	(542)	(2,148)	(571)	(602)	(668)	(670)	(2,511)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(940)	(1,099)	(2,166)	(528)	(532)	(546)	(542)	(2,148)	(571)	(602)	(668)	(670)	(2,511)

(I)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	(335)	(1,164)	(95)	0	0	0	0	0	0	0	0	0	0

See Footnote on Page 13	Page 4 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

						2002	2002	2002	2002		2003	2003	2003	2003
			1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

(G	)	JOINT VENTURE FFO EXCLUDING TEMCO & CL REALTY (1):
		WILDWOOD ASSOCIATES	7,397	8,634	9,724	2,616	2,645	2,637	2,972	10,870	2,517	2,192	2,205	3,137	10,051
		WILDWOOD ASSOCIATES — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	(551)	0	0	0	(551)
		CP VENTURE TWO LLC	7,108	2,463	2,435	576	563	553	582	2,274	526	513	532	509	2,080
		CP VENTURE TWO LLC — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	0	(985)	(985)
		COUSINS LORET VENTURE, L.L.C.	2,871	3,425	3,798	933	875	845	1,000	3,653	771	812	818	841	3,242
		CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	809	956	1,038	272	280	291	277	1,120	303	300	309	291	1,203
		BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	181	228	279	57	92	97	104	350	66	120	90	89	365
		TEN PEACHTREE PLACE ASSOCIATES	352	361	277	(138)	(98)	(118)	(134)	(488)	30	516	466	527	1,539
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	14,325	14,544	14,614	3,777	3,879	3,916	3,796	15,368	3,978	3,989	3,917	3,905	15,789
		285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	0	1,202	3,878	990	1,012	1,002	994	3,998	1,006	1,007	1,007	82	3,102
		CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	0	0	756	679	834	835	832	3,180	840	856	856	860	3,412
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	0	762	620	302	302	302	302	1,208	302	302	302	302	1,208
		CRAWFORD LONG — CPI, LLC	0	0	0	210	379	595	544	1,728	628	511	262	284	1,685
		HAYWOOD MALL ASSOCIATES	3,069	0	0	0	0	0	0	0	0	0	0	0	0
		OTHER	2,331	1,741	158	0	0	0	0	0	0	0	0	0	0

		TOTAL SHARE OF JOINT VENTURE FFO	38,443	34,316	37,577	10,274	10,763	10,955	11,269	43,261	10,416	11,118	10,764	9,842	42,140

		PREFERRED STOCK DIVIDENDS	0	0	0	0	0	0	0	0	0	0	(1,421)	(1,937)	(3,358)

		FFO AVAILABLE TO COMMON STOCKHOLDERS	81,197	97,299	108,122	24,011	29,044	30,598	29,713	113,366	46,528	27,028	25,450	25,959	124,965

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	58,767	11,937	23,496	1,029	1,042	1,028	3,155	6,254	1,003	90,956	2,178	6,421	100,558
(H	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(222)	(564)	(2,011)	0	0	0	(2,143)	(2,143)	0	0	(1,947)	(5,323)	(7,270)
		DISCONTINUED OPERATIONS	0	0	0	0	0	0	1,174	1,174	0	43,012	50,386	61	93,459

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	58,545	11,373	21,485	1,029	1,042	1,028	2,186	5,285	1,003	133,968	50,617	1,159	186,747

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I	)	CONSOLIDATED	(13,960)	(27,410)	(36,572)	(9,919)	(11,232)	(13,452)	(11,282)	(45,885)	(14,054)	(12,440)	(12,183)	(11,096)	(49,773)
(I	)	MINORITY INTEREST SHARE	335	1,164	95	0	0	0	0	0	0	0	0	0	0
(F,I	)	DISCONTINUED OPERATIONS	(1,959)	(4,276)	(5,914)	(1,573)	(1,583)	(1,674)	(1,524)	(6,354)	(1,451)	(376)	(44)	0	(1,871)
(G,I	)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(20,076)	(15,542)	(16,400)	(4,274)	(4,559)	(4,490)	(5,217)	(18,540)	(4,432)	(4,680)	(4,650)	(7,503)	(21,265)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(35,660)	(46,064)	(58,791)	(15,766)	(17,374)	(19,616)	(18,023)	(70,779)	(19,937)	(17,496)	(16,877)	(18,599)	(72,909)

		CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	0	(566)	0	0	0	0	0	0	0	0	0	0	0

		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	104,082	62,043	70,815	9,274	12,712	12,010	13,876	47,872	27,594	143,500	59,190	8,519	238,803

See Footnotes on Page 13	Page 5 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003	2003	2003
JOINT VENTURES	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	10,800	10,408	10,803	2,722	2,725	2,725	3,010	11,182	1,868	2,270	2,166	2,158	8,462
2500 WINDY RIDGE PARKWAY	4,512	4,760	5,037	1,310	1,185	1,191	1,306	4,992	1,184	1,190	1,157	1,142	4,673
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	8,245	9,708	11,462	3,029	3,029	3,044	3,115	12,217	2,914	2,888	2,901	4,478	13,181
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,431	3,441	3,458	927	958	958	960	3,803	960	965	965	961	3,851
4200 WILDWOOD PARKWAY (GE)	4,304	4,819	4,711	1,191	1,192	1,198	1,272	4,853	1,195	1,106	1,193	1,196	4,690
BANK/RESTAURANT GROUND LEASES	1,178	1,063	1,161	268	269	268	276	1,081	320	325	324	318	1,287

	32,470	34,199	36,632	9,447	9,358	9,384	9,939	38,128	8,441	8,744	8,706	10,253	36,144

INTEREST EXPENSE:
2300 DEBT - 7.56%	(5,126)	(4,947)	(4,754)	(1,156)	(1,144)	(1,130)	(1,116)	(4,546)	(1,106)	(1,095)	(1,084)	(1,074)	(4,359)
2500 DEBT - 7.45%	(1,826)	(1,769)	(1,708)	(417)	(413)	(408)	(404)	(1,642)	(400)	(395)	(390)	(386)	(1,571)
3200 DEBT - 8.23%	(5,667)	(5,600)	(5,524)	(1,363)	(1,353)	(1,342)	(1,331)	(5,389)	(1,322)	(1,310)	(1,299)	(1,287)	(5,218)
4100/4300 DEBT - 7.65%	(2,228)	(2,191)	(2,150)	(523)	(525)	(526)	(523)	(2,097)	(508)	(508)	(509)	(505)	(2,030)
4200 DEBT - 6.78%	(2,979)	(2,934)	(2,877)	(699)	(703)	(706)	(704)	(2,812)	(681)	(683)	(693)	(680)	(2,737)
LINE OF CREDIT — FLOATING @ LIBOR + .75%	(5)	(1)	0	0	0	0	0	0	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0	0	0	0	0	0	0	0	0

	(17,831)	(17,442)	(17,014)	(4,158)	(4,138)	(4,112)	(4,078)	(16,486)	(4,017)	(3,991)	(3,975)	(3,932)	(15,915)

OTHER, NET	161	516	(169)	(57)	70	1	82	96	900	(75)	(89)	(258)	478

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(6)	(6)	0	0	0	0	0	0	(11)	(12)	(12)	(10)	(45)

IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	(1,101)	0	0	0	(1,101)

FUNDS FROM OPERATIONS	14,794	17,267	19,449	5,232	5,290	5,273	5,943	21,738	4,212	4,666	4,630	6,053	19,561
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,861)	(9,575)	(9,003)	(2,115)	(2,368)	(2,290)	(2,249)	(9,022)	(2,117)	(2,195)	(2,103)	(2,949)	(9,364)

NET INCOME	4,933	7,692	10,446	3,117	2,922	2,983	3,694	12,716	2,095	2,471	2,527	3,104	10,197

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	16,235	17,100	18,316	4,724	4,679	4,692	4,970	19,065	4,082	4,233	4,244	5,237	17,796
INTEREST EXPENSE	(8,916)	(8,721)	(8,507)	(2,079)	(2,069)	(2,056)	(2,039)	(8,243)	(2,009)	(1,997)	(1,988)	(1,966)	(7,960)
OTHER, NET	81	258	(85)	(29)	35	1	41	48	450	(38)	(45)	(129)	238
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	(3)	0	0	0	0	0	0	(6)	(6)	(6)	(5)	(23)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	(551)	0	0	0	(551)

FUNDS FROM OPERATIONS	7,397	8,634	9,724	2,616	2,645	2,637	2,972	10,870	1,966	2,192	2,205	3,137	9,500
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,931)	(4,788)	(4,502)	(1,058)	(1,184)	(1,145)	(1,125)	(4,512)	(1,059)	(1,097)	(1,052)	(1,474)	(4,682)

NET INCOME	2,466	3,846	5,222	1,558	1,461	1,492	1,847	6,358	907	1,095	1,153	1,663	4,818

See Footnotes on Page 13	Page 6 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003	2003	2003
JOINT VENTURES	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE
FIRST UNION TOWER	5,450	4,990	4,855	1,090	1,012	1,050	869	4,021	783	674	767	720	2,944
GRANDVIEW II	1,980	2,178	2,192	559	574	579	576	2,288	582	579	595	603	2,359
100 NORTH POINT CENTER EAST	2,000	2,077	2,213	442	377	330	307	1,456	330	323	416	170	1,239
200 NORTH POINT CENTER EAST	2,157	2,217	1,703	248	303	229	267	1,047	219	146	78	41	484

SUBTOTAL OFFICE	11,587	11,462	10,963	2,339	2,266	2,188	2,019	8,812	1,914	1,722	1,856	1,534	7,026

MEDICAL OFFICE
PRESBYTERIAN MEDICAL PLAZA	890	881	902	251	246	186	229	912	234	233	233	238	938

RETAIL
NORTH POINT MARKETCENTER	4,787	4,875	5,011	1,285	1,194	1,247	1,256	4,982	1,270	1,286	1,292	1,308	5,156
MANSELL CROSSING II	1,075	1,043	1,141	301	315	298	619	1,533	265	305	309	311	1,190
GREENBRIER MARKETCENTER	4,592	4,530	4,533	1,176	1,160	1,170	1,181	4,687	1,160	1,103	1,168	1,088	4,519
LOS ALTOS MARKETCENTER	2,819	2,822	2,797	725	736	725	788	2,974	743	744	729	760	2,976

SUBTOTAL RETAIL	13,273	13,270	13,482	3,487	3,405	3,440	3,844	14,176	3,438	3,438	3,498	3,467	13,841

TOTAL REVENUES LESS OPERATING EXPENSES	25,750	25,613	25,347	6,077	5,917	5,814	6,092	23,900	5,586	5,393	5,587	5,239	21,805

OTHER, NET	118	58	1	(45)	8	5	(20)	(52)	(55)	4	(1)	(19)	(71)

INTEREST EXPENSE
NORTH POINT MARKETCENTER - 8.50%	(2,415)	(2,370)	(2,323)	(573)	(570)	(558)	(563)	(2,264)	(559)	(556)	(552)	(549)	(2,216)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,914)	(1,884)	(1,853)	(451)	(453)	(457)	(454)	(1,815)	(442)	(444)	(447)	(295)	(1,628)

TOTAL INTEREST EXPENSE	(4,329)	(4,254)	(4,176)	(1,024)	(1,023)	(1,015)	(1,017)	(4,079)	(1,001)	(1,000)	(999)	(844)	(3,844)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	0	(8,567)	(8,567)

FUNDS FROM OPERATIONS	21,539	21,417	21,172	5,008	4,902	4,804	5,055	19,769	4,530	4,397	4,587	(4,191)	9,323
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(20,646)	(15,601)	(12,383)	(2,618)	(2,896)	(2,495)	(2,630)	(10,639)	(2,496)	(2,457)	(2,444)	(2,330)	(9,727)

NET INCOME	893	5,816	8,789	2,390	2,006	2,309	2,425	9,130	2,034	1,940	2,143	(6,521)	(404)

COUSINS’ SHARE OF CP VENTURE TWO (2):	32.94%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	8,499	2,945	2,915	699	680	669	701	2,749	647	628	647	608	2,530
INTEREST EXPENSE	(1,430)	(489)	(480)	(118)	(118)	(117)	(117)	(470)	(115)	(115)	(115)	(97)	(442)
OTHER, NET	39	7	0	(5)	1	1	(2)	(5)	(6)	0	0	(2)	(8)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	0	(985)	(985)

FUNDS FROM OPERATIONS	7,108	2,463	2,435	576	563	553	582	2,274	526	513	532	(476)	1,095
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,017)	(1,794)	(1,424)	(301)	(333)	(287)	(302)	(1,223)	(287)	(283)	(281)	(268)	(1,119)

NET INCOME	91	669	1,011	275	230	266	280	1,051	239	230	251	(744)	(24)

See Footnotes on Page 13	Page 7 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003	2003	2003
JOINT VENTURES	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	5,086	5,093	5,093	1,261	1,130	1,058	997	4,446	958	895	946	972	3,771
THE PINNACLE	4,818	8,830	9,652	2,396	2,404	2,410	2,776	9,986	2,352	2,492	2,448	2,459	9,751

TOTAL REVENUES LESS OPERATING EXPENSES	9,904	13,923	14,745	3,657	3,534	3,468	3,773	14,432	3,310	3,387	3,394	3,431	13,522
INTEREST EXPENSE	(7,328)	(7,268)	(7,192)	(1,785)	(1,780)	(1,774)	(1,770)	(7,109)	(1,764)	(1,758)	(1,753)	(1,747)	(7,022)
CAPITALIZED INTEREST	2,142	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	1,024	194	46	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(4)	(5)	(4)	(4)	(4)	(17)	(4)	(4)	(4)	(4)	(16)

FUNDS FROM OPERATIONS	5,742	6,849	7,595	1,867	1,750	1,690	1,999	7,306	1,542	1,625	1,637	1,680	6,484
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,635)	(7,617)	(7,703)	(1,867)	(1,867)	(1,871)	(3,075)	(8,680)	(1,780)	(1,790)	(1,835)	(1,385)	(6,790)

NET INCOME	107	(768)	(108)	0	(117)	(181)	(1,076)	(1,374)	(238)	(165)	(198)	295	(306)

COUSINS SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	4,952	6,962	7,373	1,829	1,767	1,734	1,887	7,217	1,655	1,693	1,697	1,716	6,761
INTEREST EXPENSE	(2,593)	(3,634)	(3,596)	(893)	(890)	(887)	(885)	(3,555)	(882)	(879)	(877)	(873)	(3,511)
OTHER, NET	512	97	23	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(2)	(3)	(2)	(2)	(2)	(9)	(2)	(2)	(2)	(2)	(8)

FUNDS FROM OPERATIONS	2,871	3,425	3,798	933	875	845	1,000	3,653	771	812	818	841	3,242
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,818)	(3,809)	(3,852)	(934)	(934)	(936)	(1,579)	(4,383)	(890)	(895)	(918)	(692)	(3,395)

NET INCOME	53	(384)	(54)	(1)	(59)	(91)	(579)	(730)	(119)	(83)	(100)	149	(153)

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,304	3,554	3,571	906	918	940	897	3,661	948	938	952	909	3,747
INTEREST - 7.0%	(1,615)	(1,561)	(1,493)	(362)	(357)	(357)	(344)	(1,420)	(342)	(338)	(333)	(328)	(1,341)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(70)	(2)	(1)	0	0	0	0	0	0	0	(1)	(1)	(2)

FUNDS FROM OPERATIONS	1,619	1,991	2,077	544	561	583	553	2,241	606	600	618	580	2,404
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,122)	(1,126)	(1,125)	(288)	(286)	(290)	(262)	(1,126)	(282)	(281)	(281)	(281)	(1,125)

NET INCOME	497	865	952	256	275	293	291	1,115	324	319	337	299	1,279

COUSINS SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,652	1,738	1,786	453	459	470	449	1,831	474	469	476	455	1,874
INTEREST EXPENSE	(808)	(781)	(747)	(181)	(179)	(179)	(172)	(711)	(171)	(169)	(167)	(164)	(671)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(35)	(1)	(1)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	809	956	1,038	272	280	291	277	1,120	303	300	309	291	1,203
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(573)	(575)	(575)	(144)	(149)	(148)	(134)	(575)	(144)	(144)	(144)	(144)	(576)

NET INCOME	236	381	463	128	131	143	143	545	159	156	165	147	627

Footnotes on Page 13	Page 8 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003	2003	2003
JOINT VENTURES	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	362	456	558	113	183	193	207	696	131	240	179	177	727
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	362	456	558	113	183	193	207	696	131	240	179	177	727
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(195)	(395)	(691)	(202)	(190)	(192)	(245)	(829)	(34)	(171)	(171)	(171)	(547)

NET INCOME	167	61	(133)	(89)	(7)	1	(38)	(133)	97	69	8	6	180

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	181	228	279	57	92	97	104	350	66	120	90	89	365
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	181	228	279	57	92	97	104	350	66	120	90	89	365
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(98)	(198)	(346)	(101)	(95)	(96)	(123)	(415)	(17)	(85)	(86)	(86)	(274)

NET INCOME	83	30	(67)	(44)	(3)	1	(19)	(65)	49	35	4	3	91

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,879	2,886	2,569	(122)	(108)	(122)	(166)	(518)	128	1,097	988	1,111	3,324
INTEREST - 8.0% UNTIL 11/01, BEG 12/01 FLOATING LIBOR + .75%	(1,452)	(1,373)	(1,234)	(154)	(88)	(114)	(101)	(457)	(69)	(66)	(55)	(56)	(246)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	(2)	(11)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,415	1,511	1,324	(276)	(196)	(236)	(267)	(975)	59	1,031	933	1,055	3,078
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(543)	(553)	(588)	(182)	(181)	(181)	(183)	(727)	(292)	(557)	(546)	(621)	(2,016)

NET INCOME	872	958	736	(458)	(377)	(417)	(450)	(1,702)	(233)	474	387	434	1,062

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	25%	24%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,080	1,048	885	(61)	(54)	(61)	(83)	(259)	64	549	494	555	1,662
INTEREST EXPENSE	(726)	(686)	(606)	(77)	(44)	(57)	(51)	(229)	(34)	(33)	(28)	(28)	(123)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(1)	(2)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	352	361	277	(138)	(98)	(118)	(134)	(488)	30	516	466	527	1,539
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(81)	(76)	(134)	(91)	(91)	(91)	(92)	(365)	(146)	(278)	(273)	(310)	(1,007)

NET INCOME	271	285	143	(229)	(189)	(209)	(226)	(853)	(116)	238	193	217	532

Footnotes on Page 13	Page 9 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003	2003	2003
JOINT VENTURES	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	28,650	29,088	29,227	7,554	7,758	7,832	7,591	30,735	7,956	7,977	7,834	7,810	31,577
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	28,650	29,088	29,227	7,554	7,758	7,832	7,591	30,735	7,956	7,977	7,834	7,810	31,577
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,694)	(7,710)	(7,653)	(1,915)	(1,910)	(1,911)	(1,918)	(7,654)	(1,928)	(1,916)	(1,925)	(1,847)	(7,616)

NET INCOME	20,956	21,378	21,574	5,639	5,848	5,921	5,673	23,081	6,028	6,061	5,909	5,963	23,961

COUSINS SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	14,325	14,544	14,614	3,777	3,879	3,916	3,796	15,368	3,978	3,989	3,917	3,905	15,789
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	14,325	14,544	14,614	3,777	3,879	3,916	3,796	15,368	3,978	3,989	3,917	3,905	15,789
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,923)	(3,931)	(3,903)	(977)	(974)	(975)	(978)	(3,904)	(983)	(977)	(982)	(943)	(3,885)

NET INCOME	10,402	10,613	10,711	2,800	2,905	2,941	2,818	11,464	2,995	3,012	2,935	2,962	11,904

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	2,403	7,756	1,980	2,024	2,003	1,987	7,994	2,012	2,013	2,014	163	6,202
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	2,403	7,756	1,980	2,024	2,003	1,987	7,994	2,012	2,013	2,014	163	6,202
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(720)	(2,224)	(541)	(554)	(556)	(560)	(2,211)	(571)	(553)	(554)	(5,880)	(7,558)

NET INCOME	0	1,683	5,532	1,439	1,470	1,447	1,427	5,783	1,441	1,460	1,460	(5,717)	(1,356)

COUSINS SHARE OF 285 VENTURE (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	1,202	3,878	990	1,012	1,002	994	3,998	1,006	1,007	1,007	82	3,102
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	1,202	3,878	990	1,012	1,002	994	3,998	1,006	1,007	1,007	82	3,102
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(371)	(1,282)	(313)	(319)	(320)	(322)	(1,274)	(327)	(319)	(319)	(2,982)	(3,947)

NET INCOME	0	831	2,596	677	693	682	672	2,724	679	688	688	(2,900)	(845)

Footnotes on Page 13	Page 10 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003	2003	2003
JOINT VENTURES	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	1,512	1,357	1,668	1,669	1,663	6,357	1,680	1,714	1,713	1,721	6,828
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	(1)	(1)	(1)	(3)

FUNDS FROM OPERATIONS	0	0	1,512	1,357	1,668	1,669	1,663	6,357	1,680	1,713	1,712	1,720	6,825
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(738)	(460)	(544)	(467)	(478)	(1,949)	(451)	(487)	(488)	(488)	(1,914)

NET INCOME	0	0	774	897	1,124	1,202	1,185	4,408	1,229	1,226	1,224	1,232	4,911

COUSINS SHARE OF CPI/FSP I (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	756	679	834	835	832	3,180	840	857	857	861	3,415
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	(1)	(1)	(1)	(3)

FUNDS FROM OPERATIONS	0	0	756	679	834	835	832	3,180	840	856	856	860	3,412
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(382)	(252)	(293)	(256)	(261)	(1,062)	(255)	(257)	(266)	(266)	(1,044)

NET INCOME	0	0	374	427	541	579	571	2,118	585	599	590	594	2,368

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	1,486	10,763	5,290	5,288	5,276	5,272	21,126	5,263	5,260	5,251	5,249	21,023
INTEREST	0	(1,501)	(6,280)	(3,054)	(3,022)	(2,994)	(2,960)	(12,030)	(2,928)	(2,895)	(2,862)	(2,828)	(11,513)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(15)	4,483	2,236	2,266	2,282	2,312	9,096	2,335	2,365	2,389	2,421	9,510
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(578)	(4,715)	(1,478)	(1,468)	(1,483)	(1,499)	(5,928)	(1,505)	(1,509)	(1,511)	(1,512)	(6,037)

NET INCOME	0	(593)	(232)	758	798	799	813	3,168	830	856	878	909	3,473

COUSINS SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	0	762	620	302	302	302	302	1,208	302	302	302	302	1,208
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	762	620	302	302	302	302	1,208	302	302	302	302	1,208
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	(8)	(8)	(9)	(25)	(8)	(8)	(8)	(8)	(32)

NET INCOME	0	762	620	302	294	294	293	1,183	294	294	294	294	1,176

Footnotes on Page 13	Page 11 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003	2003	2003
JOINT VENTURES	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	419	758	1,189	1,088	3,454	1,255	1,445	1,343	1,388	5,431
INTEREST - 5.9%	0	0	0	0	0	0	0	0	0	(424)	(820)	(818)	(2,062)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	419	758	1,189	1,088	3,454	1,255	1,021	523	570	3,369
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(205)	(335)	(431)	(559)	(1,530)	(606)	(648)	(620)	(633)	(2,507)

NET INCOME	0	0	0	214	423	758	529	1,924	649	373	(97)	(63)	862

COUSINS SHARE OF CRAWFORD LONG — CPI (2):				50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	0	210	379	595	544	1,728	628	723	672	694	2,717
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(212)	(410)	(410)	(1,032)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	210	379	595	544	1,728	628	511	262	284	1,685
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(103)	(179)	(228)	(292)	(802)	(316)	(337)	(323)	(330)	(1,306)

NET INCOME	0	0	0	107	200	367	252	926	312	174	(61)	(46)	379

HAYWOOD MALL ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,061	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	6,061	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,151)	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	4,910	0	0	0	0	0	0	0	0	0	0	0	0

COUSINS SHARE OF HAYWOOD MALL (2):	50%

REVENUES LESS OPERATING EXPENSES	3,069	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,069	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(635)	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	2,434	0	0	0	0	0	0	0	0	0	0	0	0

Footnotes on Page 13	Page 12 of 13

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003	2003	2003
JOINT VENTURES	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	142	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	3,418	3,543	453	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(194)	(301)	(64)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,224	3,384	389	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	3,224	3,384	389	0	0	0	0	0	0	0	0	0	0

COUSINS SHARE OF OTHER (2):
REVENUES LESS OPERATING EXPENSES	0	71	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	2,428	1,896	206	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(97)	(226)	(48)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,331	1,741	158	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	2,331	1,741	158	0	0	0	0	0	0	0	0	0	0

COUSINS SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	1,229	773	1,743	1,029	398	418	107	1,952	544	1,055	605	995	3,199
OTHER, NET	41	(95)	(23)	1	(1)	(3)	0	(3)	(13)	(7)	(20)	(22)	(62)

FUNDS FROM OPERATIONS	1,270	678	1,720	1,030	397	415	107	1,949	531	1,048	585	973	3,137
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	1,270	678	1,720	1,030	397	415	107	1,949	531	1,048	585	973	3,137

COUSINS SHARE OF CL REALTY, LLC (2):									50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	0	0	0	0	0	197	259	245	701
OTHER, NET	0	0	0	0	0	0	0	0	(18)	(20)	(26)	(30)	(94)

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	(18)	177	233	215	607
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	(18)	177	233	215	607

FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of Joint Venture Income has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH

							Twelve Months
	4q2003 vs 3q2003			4q2003 vs 4q2002			2003 vs 2002

	Office	Retail	Total	Office	Retail	Total	Office	Retail	Total

Adjusted Rental Property Revenues(1)	-2.4%	-1.0%	-2.2%	-2.3%	4.7%	-1.6%	-1.0%	2.5%	-0.6%
Rental Property Operating Expenses	-1.3%	13.8%	0.3%	1.8%	33.6%	4.8%	4.2%	13.7%	5.1%
Adjusted Rental Property Revenues less Operating Expenses	-2.9%	-7.7%	-3.5%	-4.3%	-6.6%	-4.5%	-3.3%	-2.0%	-3.2%

Cash Basis Rental Property Revenues(2)	-0.7%	-1.0%	-0.7%	0.6%	4.8%	1.0%	-0.2%	2.4%	0.0%
Rental Property Operating Expenses	-1.3%	13.8%	0.3%	1.8%	33.6%	4.8%	4.2%	13.7%	5.1%
Cash Basis Rental Property Revenues less Operating Expenses	-0.4%	-7.8%	-1.2%	0.0%	-6.5%	-0.8%	-2.2%	-2.2%	-2.2%

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Fourth Quarter 2003 Compared to Third Quarter 2003
(in thousands, except percentages)

	Same Property									Non-Same		All Properties

	Office			Retail			Total

	3q2003	4q2003	% Change	3q2003	4q2003	% Change	3q2003	4q2003	% Change	3q2003	4q2003	3q2003	4q2003

RENTAL PROPERTY REVENUES	$48,438	$47,152		$5,703	$5,776		$54,141	$52,928		$1,348	$1,194	$55,489	$54,122
Less: LEASE TERMINATION FEES	1,185	809		30	161		1,215	970		0	0	1,215	970
INTER-COMPANY ACTIVITIES	(111)	110		0	0		(111)	110		0	0	(111)	110

ADJUSTED RENTAL PROPERTY REVENUES (1)	47,364	46,233	-2.4%	5,673	5,615	-1.0%	53,037	51,848	-2.2%	1,348	1,194	54,385	53,042
RENTAL PROPERTY OPERATING EXPENSES	15,794	15,594	-1.3%	1,769	2,013	13.8%	17,563	17,607	0.3%	285	409	17,848	18,016

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$31,570	$30,639	-2.9%	$3,904	$3,602	-7.7%	$35,474	$34,241	-3.5%	$1,063	$785	$36,537	$35,026

ADJUSTED RENTAL PROPERTY REVENUES (1)	$47,364	$46,233		$5,673	$5,615		$53,037	$51,848		$1,348	$1,194	$54,385	$53,042
Less: STRAIGHT-LINE RENTS	264	(550)		3	4		267	(546)		44	16	311	(530)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	0		0	0		0	(52)	0	(52)

CASH BASIS RENTAL PROPERTY REVENUES (2)	47,100	46,783	-0.7%	5,670	5,611	-1.0%	52,770	52,394	-0.7%	1,304	1,230	54,074	53,624
RENTAL PROPERTY OPERATING EXPENSES	15,794	15,594	-1.3%	1,769	2,013	13.8%	17,563	17,607	0.3%	285	409	17,848	18,016

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$31,306	$31,189	-0.4%	$3,901	$3,598	-7.8%	$35,207	$34,787	-1.2%	$1,019	$821	$36,226	$35,608

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$48,438	$47,152		$5,703	$5,776		$54,141	$52,928		$1,348	$1,194	$55,489	$54,122
RENTAL PROPERTY OPERATING EXPENSES	15,794	15,594		1,769	2,013		17,563	17,607		285	409	17,848	18,016

	$32,644	$31,558		$3,934	$3,763		$36,578	$35,321		$1,063	$785	$37,641	$36,106

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$22,261	$21,630
DISCONTINUED OPERATIONS (4)												977	(28)
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												14,403	14,504

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$37,641	$36,106

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Fourth Quarter 2003 Compared to Fourth Quarter 2002
(in thousands, except percentages)

	Same Property									Non-Same		All Properties

	Office			Retail			Total

	4q2002	4q2003	% Change	4q2002	4q2003	% Change	4q2002	4q2003	% Change	4q2002	4q2003	4q2002	4q2003

RENTAL PROPERTY REVENUES	$44,213	$43,533		$5,412	$5,776		$49,625	$49,309		$13,015	$4,813	$62,640	$54,122
Less: LEASE TERMINATION FEES	584	809		50	161		634	970		9	0	643	970
INTER-COMPANY ACTIVITIES	0	110		0	0		0	110		0	0	0	110

ADJUSTED RENTAL PROPERTY REVENUES (1)	43,629	42,614	-2.3%	5,362	5,615	4.7%	48,991	48,229	-1.6%	13,006	4,813	61,997	53,042
RENTAL PROPERTY OPERATING EXPENSES	14,047	14,295	1.8%	1,507	2,013	33.6%	15,554	16,308	4.8%	3,494	1,708	19,048	18,016

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$29,582	$28,319	-4.3%	$3,855	$3,602	-6.6%	$33,437	$31,921	-4.5%	$9,512	$3,105	$42,949	$35,026

ADJUSTED RENTAL PROPERTY REVENUES (1)	$43,629	$42,614		$5,362	$5,615		$48,991	$48,229		$13,006	$4,813	$61,997	$53,042
Less: STRAIGHT-LINE RENTS	692	(574)		7	4		699	(570)		223	40	922	(530)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	0		0	0		0	(52)	0	(52)

CASH BASIS RENTAL PROPERTY REVENUES (2)	42,937	43,188	0.6%	5,355	5,611	4.8%	48,292	48,799	1.0%	12,783	4,825	61,075	53,624
RENTAL PROPERTY OPERATING EXPENSES	14,047	14,295	1.8%	1,507	2,013	33.6%	15,554	16,308	4.8%	3,494	1,708	19,048	18,016

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$28,890	$28,893	0.0%	$3,848	$3,598	-6.5%	$32,738	$32,491	-0.8%	$9,289	$3,117	$42,027	$35,608

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$44,213	$43,533		$5,412	$5,776		$49,625	$49,309		$13,015	$4,813	$62,640	$54,122
RENTAL PROPERTY OPERATING EXPENSES	14,047	14,295		1,507	2,013		15,554	16,308		3,494	1,708	19,048	18,016

	$30,166	$29,238		$3,905	$3,763		$34,071	$33,001		$9,521	$3,105	$43,592	$36,106

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$23,795	$21,630
DISCONTINUED OPERATIONS (4)												5,301	(28)
SHARE OF UNCONSOLI- DATED JOINT VENTURES (5)												14,496	14,504

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$43,592	$36,106

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Twelve Months 2003 Compared to Twelve Months 2002
(in thousands, except percentages)

	Same Property									Non-Same		All Properties

	Office			Retail			Total

	2002	2003	% Change	2002	2003	% Change	2002	2003	% Change	2002	2003	2002	2003

RENTAL PROPERTY REVENUES	$173,159	$171,340		$18,042	$19,617		$191,201	$190,957		$57,350	$60,830	$248,551	$251,787
Less: LEASE TERMINATION FEES	3,313	3,407		131	1,253		3,444	4,660		859	20,002	4,303	24,662
INTER-COMPANY ACTIVITIES	0	(279)		0	0		0	(279)		0	0	0	(279)

ADJUSTED RENTAL PROPERTY REVENUES (1)	169,846	168,212	-1.0%	17,911	18,364	2.5%	187,757	186,576	-0.6%	56,491	40,828	244,248	227,404
RENTAL PROPERTY OPERATING EXPENSES	52,665	54,882	4.2%	5,150	5,854	13.7%	57,815	60,736	5.1%	14,765	12,476	72,580	73,212

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$117,181	$113,330	-3.3%	$12,761	$12,510	-2.0%	$129,942	$125,840	-3.2%	$41,726	$28,352	$171,668	$154,192

ADJUSTED RENTAL PROPERTY REVENUES (1)	$169,846	$168,212		$17,911	$18,364		$187,757	$186,576		$56,491	$40,828	$244,248	$227,404
Less: STRAIGHT-LINE RENTS	1,259	16		0	28		1,259	44		886	782	2,145	826
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	0		0	0		0	(52)	0	(52)

CASH BASIS RENTAL PROPERTY REVENUES (2)	168,587	168,196	-0.2%	17,911	18,336	2.4%	186,498	186,532	0.0%	55,605	40,098	242,103	226,630
RENTAL PROPERTY OPERATING EXPENSES	52,665	54,882	4.2%	5,150	5,854	13.7%	57,815	60,736	5.1%	14,765	12,476	72,580	73,212

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$115,922	$113,314	-2.2%	$12,761	$12,482	-2.2%	$128,683	$125,796	-2.2%	$40,840	$27,622	$169,523	$153,418

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$173,159	$171,340		$18,042	$19,617		$191,201	$190,957		$57,350	$60,830	$248,551	$251,787
RENTAL PROPERTY OPERATING EXPENSES	52,665	54,882		5,150	5,854		57,815	60,736		14,765	12,476	72,580	73,212

	$120,494	$116,458		$12,892	$13,763		$133,386	$130,221		$42,585	$48,354	$175,971	$178,575

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$98,126	$110,302
DISCONTINUED OPERATIONS (4)												21,410	11,054
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												56,435	57,219

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$175,971	$178,575

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

					2002	2002	2002	2002		2003	2003	2003	2003
	RECONCILIATIONS	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

(A)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
	PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
	PER CASH FLOWS FROM INVESTING ACTIVITIES	337,961	215,958	140,346	22,867	13,326	21,187	30,608	87,988	22,498	20,493	25,856	60,911	129,758
	ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET	(170,637)	(50,784)	(74,539)	(14,637)	(6,998)	(14,199)	(24,250)	(60,084)	(18,061)	(16,490)	(21,514)	(30,366)	(86,431)
	ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT	(244)	(3,376)	(18,288)	(1,687)	(88)	(510)	(261)	(2,546)	(21)	(23)	(7)	(2,691)	(2,742)
	ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT	(7,084)	(6,688)	(13,964)	(4,557)	(936)	(2,460)	(4,047)	(12,000)	(1,881)	(2,681)	(4,317)	(2,185)	(11,064)
	PROPERTY ACQUISITIONS	(69,000)	(61,200)	0	0	0	0	0	0	0	0	0	(22,411)	(22,411)
	1ST GENERATION TI & LEASING FEES	(88,188)	(89,849)	(22,080)	(1,037)	(4,127)	(424)	1,883	(3,705)	(201)	23	2,058	(138)	1,742
	FURNITURE & FIXTURES	(2,060)	(688)	(6,916)	(477)	(355)	(401)	(769)	(2,002)	(377)	(508)	(312)	(313)	(1,510)

	CONSOLIDATED SECOND GENERATION RELATED COSTS	748	3,373	4,559	472	822	3,193	3,164	7,651	1,957	814	1,764	2,807	7,342
	SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	904	1,437	1,514	164	105	437	4,282	4,988	2,401	1,451	560	3,102	7,514

	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	1,652	4,810	6,073	636	927	3,630	7,446	12,639	4,358	2,265	2,324	5,909	14,856

	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	1,432	3,876	3,582	303	788	3,517	6,847	11,455	4,287	2,111	2,328	4,970	13,696
	SECOND GENERATION BUILDING IMPROVEMENTS	220	934	2,491	333	139	113	599	1,184	71	154	(4)	939	1,160

		1,652	4,810	6,073	636	927	3,630	7,446	12,639	4,358	2,265	2,324	5,909	14,856

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	1,224	3,239	3,292	290	750	3,384	6,575	10,999	3,873	2,077	1,978	4,778	12,706
	SECOND GENERATION BUILDING IMPROVEMENTS	220	907	2,484	286	103	47	452	888	22	116	(18)	818	938

		1,444	4,146	5,776	576	853	3,431	7,027	11,887	3,895	2,193	1,960	5,596	13,644

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	208	637	290	13	38	133	272	456	414	35	351	192	992
	SECOND GENERATION BUILDING IMPROVEMENTS	0	27	7	47	36	66	147	296	49	37	13	121	220

		208	664	297	60	74	199	419	752	463	72	364	313	1,212

		1,652	4,810	6,073	636	927	3,630	7,446	12,639	4,358	2,265	2,324	5,909	14,856

(B)	ADJUSTED DEBT:
	CONSOLIDATED DEBT	312,257	485,085	585,275	597,304	600,476	646,390	669,792	669,792	686,011	524,883	478,134	497,981	497,981
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	218,739	256,292	275,913	273,392	270,955	268,432	265,854	265,854	263,329	288,265	285,573	283,467	283,467

	TOTAL DEBT INCLUDING SHARE OF JV'S	530,996	741,377	861,188	870,696	871,431	914,822	935,646	935,646	949,340	813,148	763,707	781,448	781,448
	SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT (1)	(28,504)	(70,309)	(94,685)	(93,728)	(92,756)	(91,769)	(90,766)	(90,766)	(89,746)	(88,711)	(87,658)	(86,588)	(86,588)

	ADJUSTED DEBT	502,492	671,068	766,503	776,968	778,675	823,053	844,880	844,880	859,595	724,437	676,049	694,860	694,860

	RECOURSE DEBT	143,639	174,522	154,018	84,128	88,946	137,063	160,443	160,443	178,239	18,842	20,783	20,697	20,697
	NON-RECOURSE DEBT	358,853	496,546	612,485	692,840	689,729	685,990	684,437	684,437	681,356	705,595	655,266	674,163	674,163

	ADJUSTED DEBT	502,492	671,068	766,503	776,968	778,675	823,053	844,880	844,880	859,595	724,437	676,049	694,860	694,860

(C)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
	CONSOLIDATED INTEREST EXPENSE	600	13,596	26,138	7,994	9,015	8,963	9,277	35,249	9,256	8,396	6,611	6,436	30,699
	DISCONTINUED OPERATIONS INTEREST EXPENSE	0	0	1,472	538	542	548	546	2,174	533	538	265	0	1,336
	SHARE OF JOINT VENTURE INTEREST EXPENSE	14,473	14,311	13,936	3,348	3,300	3,296	3,264	13,208	3,211	3,405	3,585	3,538	13,739

	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S)	15,073	27,907	41,546	11,880	12,857	12,807	13,087	50,631	13,000	12,339	10,461	9,974	45,774

(1)	The Charlotte Gateway Village debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

						2002	2002	2002	2002		2003	2003	2003	2003
		RECONCILIATIONS	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

(D	)	FIXED CHARGES:
		CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	15,073	27,907	41,546	11,880	12,857	12,807	13,087	50,631	13,000	12,339	10,461	9,974	45,774
		PRINCIPAL PAYMENTS:
		CONSOLIDATED	6,120	4,734	5,721	2,618	1,645	1,673	1,696	7,632	1,606	1,720	1,736	1,800	6,862
		SHARE OF JOINT VENTURES	3,565	4,252	4,696	1,565	1,465	1,535	1,575	6,140	1,506	1,528	1,641	1,670	6,345
		GROUND LEASE PAYMENTS:
		CONSOLIDATED	101	147	613	212	208	209	210	839	214	208	83	82	587
		SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3	3	3	3	12

		TOTAL FIXED CHARGES (excluding Preferred Dividends)	24,871	37,052	52,588	16,278	16,178	16,227	16,571	65,254	16,329	15,798	13,924	13,529	59,580
		PREFERRED STOCK DIVIDENDS	0	0	0	0	0	0	0	0	0	0	1,421	1,937	3,358

		TOTAL FIXED CHARGES (including Preferred Dividends)	24,871	37,052	52,588	16,278	16,178	16,227	16,571	65,254	16,329	15,798	15,345	15,466	62,938

(E	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
		RENTAL PROPERTY REVENUES	52,263	94,568	118,087	32,327	35,931	36,450	34,685	139,393	53,918	33,682	33,490	33,248	154,338
		RENTAL PROPERTY OPERATING EXPENSES	(16,725)	(28,765)	(36,619)	(9,597)	(9,986)	(10,794)	(10,890)	(41,267)	(10,260)	(10,929)	(11,229)	(11,618)	(44,036)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	35,538	65,803	81,468	22,730	25,945	25,656	23,795	98,126	43,658	22,753	22,261	21,630	110,302

(F	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	10,217	19,418	27,382	7,074	7,481	7,514	7,210	29,279	7,095	6,222	1,208	(12)	14,513
		RENTAL PROPERTY OPERATING EXPENSES	(2,362)	(4,651)	(7,366)	(1,912)	(2,032)	(2,016)	(1,909)	(7,869)	(1,747)	(1,465)	(231)	(16)	(3,459)

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,855	14,767	20,016	5,162	5,449	5,498	5,301	21,410	5,348	4,757	977	(28)	11,054
		INTEREST EXPENSE	0	0	(1,472)	(538)	(542)	(548)	(546)	(2,174)	(533)	(538)	(265)	0	(1,336)
		MINORITY INTEREST EXPENSE	(43)	(509)	(907)	(226)	(228)	(231)	(230)	(915)	(226)	(143)	0	0	(369)
		PROVISION FOR INCOME TAXES	0	(31)	(136)	(36)	(35)	(49)	(19)	(139)	0	0	0	0	0

		FUNDS FROM OPERATIONS	7,812	14,227	17,501	4,362	4,644	4,670	4,506	18,182	4,589	4,076	712	(28)	9,349
		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(1,959)	(4,276)	(5,914)	(1,573)	(1,583)	(1,674)	(1,524)	(6,354)	(1,451)	(376)	(44)	0	(1,871)

		NET INCOME FROM DISCONTINUED OPERATIONS	5,853	9,951	11,587	2,789	3,061	2,996	2,982	11,828	3,138	3,700	668	(28)	7,478

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

						2002	2002	2002	2002		2003	2003	2003	2003
		RECONCILIATIONS	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

(G	)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	49,993	46,600	51,422	13,659	14,029	14,251	14,496	56,435	13,742	14,570	14,403	14,504	57,219
		INTEREST EXPENSE	(14,473)	(14,311)	(13,936)	(3,348)	(3,300)	(3,296)	(3,264)	(13,208)	(3,211)	(3,405)	(3,585)	(3,538)	(13,739)
		OTHER, NET	3,060	2,258	144	(34)	36	2	39	43	444	(38)	(45)	(131)	230
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(137)	(231)	(53)	(3)	(2)	(2)	(2)	(9)	(8)	(9)	(9)	(8)	(34)
		IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	0	0	0	0	0	0	0	(551)	0	0	(985)	(1,536)

		FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	38,443	34,316	37,577	10,274	10,763	10,955	11,269	43,261	10,416	11,118	10,764	9,842	42,140
		RESIDENTIAL LOT AND TRACT SALES, NET OF COS	1,270	678	1,720	1,030	397	415	107	1,949	513	1,225	818	1,188	3,744

		FUNDS FROM OPERATIONS	39,713	34,994	39,297	11,304	11,160	11,370	11,376	45,210	10,929	12,343	11,582	11,030	45,884
		DEPRECIATION & AMORTIZATION OF REAL ESTATE	(20,076)	(15,542)	(16,400)	(4,274)	(4,559)	(4,490)	(5,217)	(18,540)	(4,432)	(4,680)	(4,650)	(7,503)	(21,265)

		NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	19,637	19,452	22,897	7,030	6,601	6,880	6,159	26,670	6,497	7,663	6,932	3,527	24,619

(H	)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND
		COST OF SALES:
		RESIDENTIAL LOT AND OUTPARCEL SALES – WHOLLY OWNED:
		TRACT SALES	0	0	0	0	0	0	547	547	0	0	600	0	600
		LOT SALES	17,857	13,951	6,682	4,035	521	2,481	1,542	8,579	3,928	1,612	2,233	4,572	12,345

		TOTAL RESIDENTIAL AND OUTPARCEL SALES	17,857	13,951	6,682	4,035	521	2,481	2,089	9,126	3,928	1,612	2,833	4,572	12,945

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES – WHOLLY-OWNED:
		TRACT COST OF SALES	0	0	0	0	0	0	352	352	0	0	480	0	480
		LOT COST OF SALES	14,897	11,684	5,910	2,970	444	2,414	1,129	6,957	3,231	1,368	1,366	3,577	9,542

		TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	14,897	11,684	5,910	2,970	444	2,414	1,481	7,309	3,231	1,368	1,846	3,577	10,022

		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	222	564	2,011	0	0	0	2,143	2,143	0	0	1,947	5,323	7,270

		RESIDENTIAL LOT AND OUTPARCEL SALES, NET – WHOLLY OWNED	3,182	2,831	2,783	1,065	77	67	2,751	3,960	697	244	2,934	6,318	10,193

		SUMMARY:
		TRACT SALES NET OF COS – WHOLLY OWNED	222	564	2,011	0	0	0	2,338	2,338	0	0	2,067	5,323	7,390
		LOT SALES NET OF COS – WHOLLY OWNED	2,960	2,267	772	1,065	77	67	413	1,622	697	244	867	995	2,803

		TOTAL WHOLLY OWNED SALES, NET	3,182	2,831	2,783	1,065	77	67	2,751	3,960	697	244	2,934	6,318	10,193

		SHARE OF UNCONSOLIDATED JOINT VENTURES:
		TRACT SALES LESS COST OF SALES	1,229	773	1,098	370	45	254	2	671	0	430	42	0	472
		LOT SALES LESS COST OF SALES	0	0	645	659	353	164	105	1,281	544	822	822	1,240	3,428
		OTHER – JOINT VENTURE	41	(95)	(23)	1	(1)	(3)	0	(3)	(31)	(27)	(46)	(52)	(156)

		TRACT AND LOT SALES, NET – SHARE OF JOINT VENTURES	1,270	678	1,720	1,030	397	415	107	1,949	513	1,225	818	1,188	3,744

		TOTAL RESIDENTIAL/LAND DIVISION	4,452	3,509	4,503	2,095	474	482	2,858	5,909	1,210	1,469	3,752	7,506	13,937

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

						2002	2002	2002	2002		2003	2003	2003	2003
		RECONCILIATIONS	1999	2000	2001	1st	2nd	3rd	4th	2002	1st	2nd	3rd	4th	2003

(I	)	DEPRECIATION AND AMORTIZATION:
		REAL ESTATE RELATED:
		CONSOLIDATED	13,960	27,410	36,572	9,919	11,232	13,452	11,282	45,885	14,054	12,440	12,183	11,096	49,773
		DISCONTINUED OPERATIONS	1,959	4,276	5,914	1,573	1,583	1,674	1,524	6,354	1,451	376	44	0	1,871

			15,919	31,686	42,486	11,492	12,815	15,126	12,806	52,239	15,505	12,816	12,227	11,096	51,644
		SHARE OF JOINT VENTURES	20,076	15,542	16,400	4,274	4,559	4,490	5,217	18,540	4,432	4,680	4,650	7,503	21,265

		TOTAL REAL ESTATE RELATED	35,995	47,228	58,886	15,766	17,374	19,616	18,023	70,779	19,937	17,496	16,877	18,599	72,909

		NON-REAL ESTATE RELATED:
		CONSOLIDATED	940	1,099	2,166	528	532	546	542	2,148	571	602	668	670	2,511
		DISCONTINUED OPERATIONS	—	—	—	—	—	—	—	—	—	—	—	—	—

			940	1,099	2,166	528	532	546	542	2,148	571	602	668	670	2,511
		SHARE OF JOINT VENTURES	137	231	53	3	2	2	2	9	8	9	9	8	34

		TOTAL NON-REAL ESTATE RELATED	1,077	1,330	2,219	531	534	548	544	2,157	579	611	677	678	2,545

		TOTAL DEPRECIATION AND AMORTIZATION	37,072	48,558	61,105	16,297	17,908	20,164	18,567	72,936	20,516	18,107	17,554	19,277	75,454

		SUMMARY:
		CONSOLIDATED	14,900	28,509	38,738	10,447	11,764	13,998	11,824	48,033	14,625	13,042	12,851	11,766	52,284
		DISCONTINUED OPERATIONS	1,959	4,276	5,914	1,573	1,583	1,674	1,524	6,354	1,451	376	44	0	1,871

			16,859	32,785	44,652	12,020	13,347	15,672	13,348	54,387	16,076	13,418	12,895	11,766	54,155
		SHARE OF JOINT VENTURES	20,213	15,773	16,453	4,277	4,561	4,492	5,219	18,549	4,440	4,689	4,659	7,511	21,299

		TOTAL DEPRECIATION AND AMORTIZATION	37,072	48,558	61,105	16,297	17,908	20,164	18,567	72,936	20,516	18,107	17,554	19,277	75,454
		MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	(335)	(1,164)	(95)	—	—	—	—	—	—	—	—	—	—

		TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	36,737	47,394	61,010	16,297	17,908	20,164	18,567	72,936	20,516	18,107	17,554	19,277	75,454

		SUMMARY BY TYPE:
		REAL ESTATE RELATED:
		BUILDING (INCLUDING TENANT FIRST GENERATION):
		CONSOLIDATED	14,871	30,402	38,522	10,732	12,463	14,522	12,196	49,913	14,904	12,190	11,633	9,900	48,627
		SHARE OF JOINT VENTURES	19,229	14,825	15,656	4,084	4,372	4,275	5,031	17,762	4,182	4,230	4,232	7,065	19,709

			34,100	45,227	54,178	14,816	16,835	18,797	17,227	67,675	19,086	16,420	15,865	16,965	68,336

		TENANT SECOND GENERATION:
		CONSOLIDATED	1,048	1,284	3,964	760	352	604	610	2,326	601	626	594	1,196	3,017
		SHARE OF JOINT VENTURES	847	717	744	190	187	215	186	778	250	450	418	438	1,556

			1,895	2,001	4,708	950	539	819	796	3,104	851	1,076	1,012	1,634	4,573

		TOTAL REAL ESTATE RELATED	35,995	47,228	58,886	15,766	17,374	19,616	18,023	70,779	19,937	17,496	16,877	18,599	72,909

		NON-REAL ESTATE RELATED:
		FURNITURE, FIXTURES AND EQUIPMENT:
		CONSOLIDATED	640	799	1,485	522	526	539	535	2,122	565	596	661	663	2,485
		SHARE OF JOINT VENTURES	101	231	53	3	2	2	2	9	8	9	9	8	34

			741	1,030	1,538	525	528	541	537	2,131	573	605	670	671	2,519

		GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
		CONSOLIDATED	300	300	681	6	6	7	7	26	6	6	7	7	26
		SHARE OF JOINT VENTURES	36	0	0	0	0	0	0	0	0	0	0	0	0

			336	300	681	6	6	7	7	26	6	6	7	7	26

		TOTAL NON-REAL ESTATE RELATED	1,077	1,330	2,219	531	534	548	544	2,157	579	611	677	678	2,545

		TOTAL DEPRECIATION & AMORTIZATION	37,072	48,558	61,105	16,297	17,908	20,164	18,567	72,936	20,516	18,107	17,554	19,277	75,454

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

      The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.

      The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

      “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

      FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

      “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

      “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

      “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

      “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Charlotte Gateway Village, L.L.C. (“Gateway”). The Company excludes Gateway debt as it is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

      “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“Consolidated FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Gateway has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

      “Fixed Charge Coverage Ratio” is defined as Consolidated FFO Before Interest divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Gateway expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

      “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight line rent receivable, all as of the measurement date. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of December 31, 2003

		Leased			Approximate	Cousins’	Cousins’	Actual or Projected Dates
	Total	GLA (%)	Venture	Cousins’	Total Cost	Share of	Investment	for Completion and
Project	GLA	(fully executed)	Partner	Ownership %	(000s)	Total Costs	@ 12/31/03	Fully Operational

Office
Frost Bank Tower	525,000	55%	N/A	100%	$143,100	$143,100	$105,390	const. - 4Q-03
(Austin, TX)								fully operational 1Q-05

SUBTOTAL	525,000				143,100	143,100	105,390

Retail
The Avenue West Cobb	205,000	92%	N/A	100%	36,700	36,700	30,197	const. - 4Q-03
(Atlanta, GA)								fully operational 1Q-04
The Shops of Lake Tuscaloosa	62,000	85%	N/A	100%	8,200	8,200	7,280	const. - 4Q-03
(Tuscaloosa, AL)								fully operational 2Q-04
The Avenue Viera	333,000	27%	N/A	100%	56,400	56,400	9,175	const. - 4Q-04
(Viera, FL)								fully operational 2Q-05

SUBTOTAL	600,000				101,300	101,300	46,652

TOTAL	1,125,000				$244,400	$244,400	$152,042

(1)	This Development Pipeline schedule includes all projects currently under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States (“GAAP”). Costs are estimated costs upon completion and achievement of fully operational status. Significant estimates are required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown are estimates and are subject to change as the projects proceed through the development process.

NOTE: Certain matters contained in this schedule are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
CONSOLIDATED BALANCE SHEETS
($ in thousands, except share amounts)

	December 31,	December 31,
	2003	2002

	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $162,955 in 2003 and $155,100 in 2002	$686,788	$757,329
Land held for investment or future development	17,435	16,632
Projects under construction	152,042	171,135
Residential lots under development	22,496	20,100

Total properties	878,761	965,196
CASH AND CASH EQUIVALENTS, at cost which approximates market	16,722	9,471
NOTES AND OTHER RECEIVABLES	19,847	50,607
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	185,221	185,516
OTHER ASSETS, including goodwill of $15,696 in 2003 and $15,612 in 2002	39,863	37,287

TOTAL ASSETS	$1,140,414	$1,248,077

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$497,981	$669,792
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	29,909	35,445
DEPOSITS AND DEFERRED INCOME	5,341	3,429

TOTAL LIABILITIES	533,231	708,666

MINORITY INTERESTS	19,346	26,959

DEFERRED GAIN	9,060	103,568

COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ INVESTMENT:
7.75% Series A cumulative redeemable preferred stock, $1 par value, $25.00 liquidation value, 20,000,000 shares authorized, 4,000,000 and 0 shares issued	100,000	—
Common stock, $1 par value, 150,000,000 shares authorized, 51,526,647 and 50,843,835 shares issued	51,527	50,844
Additional paid-in capital	298,542	288,172
Treasury stock at cost, 2,691,582 and 2,457,482 shares	(64,894)	(59,356)
Unearned compensation	(5,803)	(2,647)
Cumulative undistributed net income	199,405	131,871

TOTAL STOCKHOLDERS’ INVESTMENT	578,777	408,884

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,140,414	$1,248,077

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of December 31, 2003

						Percent
						Leased
						(Fully Executed)
					Company's
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	(9/30/03)	(12/31/03)

I.	OFFICE
	A. Commercial Office
	Bank of America Plaza	Atlanta		1,262,000	50.00%	100%	100%
	One Ninety One Peachtree Tower	Atlanta		1,215,000	9.80%	96%	96%
	Inforum	Atlanta		990,000	100.00%	94%	94%
	3200 Windy Hill Road	Atlanta		694,000	50.00%	95%	94%
	2300 Windy Ridge Parkway	Atlanta		636,000	50.00%	85%	86%
	The Pinnacle	Atlanta		426,000	50.00%	98%	98%
	One Georgia Center	Atlanta		363,000	88.50%	79%	79%
	1155 Perimeter Center West	Atlanta		362,000	50.00%	99%	99%
	2500 Windy Ridge Parkway	Atlanta		316,000	50.00%	99%	99%
	Two Live Oak Center	Atlanta		279,000	50.00%	85%	87%
	4200 Wildwood Parkway	Atlanta		259,000	50.00%	100%	100%
	Ten Peachtree Place	Atlanta		260,000	50.00%	100%	100%
	4300 Wildwood Parkway	Atlanta		150,000	50.00%	100%	100%
	4100 Wildwood Parkway	Atlanta		100,000	50.00%	100%	100%
	3100 Windy Hill Road	Atlanta		188,000	100.00%	100%	100%
	555 North Point Center East	Atlanta		152,000	100.00%	53%	53%
	615 Peachtree Street	Atlanta		148,000	100.00%	89%	81%
	200 North Point Center East	Atlanta		130,000	100.00%	37%	38%
	333 North Point Center East	Atlanta		129,000	100.00%	48%	65%
	100 North Point Center East	Atlanta		128,000	100.00%	64%	68%
	3301 Windy Ridge Parkway	Atlanta		107,000	100.00%	100%	100%

			Georgia	8,294,000		91%	90%

	Lakeshore Park Plaza	Birmingham		190,000	100.00%	84%	87	%(a)
	Grandview II	Birmingham		149,000	11.50%	100%	100%
	600 University Park Place	Birmingham		123,000	100.00%	99%	99	%(a)

			Alabama	462,000		90%	92%

	Gateway Village	Charlotte		1,065,000	50.00%	100%	100%
	101 Independence Center	Charlotte		526,000	100.00%	99%	99%
	Wachovia Tower	Greensboro		324,000	11.50%	67%	67%

			North Carolina	1,915,000		98%	98%

	Frost Bank Tower	Austin		525,000	100.00%	52%	55	%(b)
	Austin Research Park - Building III	Austin		174,000	50.00%	100%	100%
	Austin Research Park - Building IV	Austin		184,000	50.00%	100%	100%
	The Points at Waterview	Dallas		201,000	100.00%	96%	96%

			Texas	1,084,000		98%	98%

	John Marshall-II	Washington, D.C		224,000	50.00%	100%	100%
	333 John Carlyle	Washington, D.C		153,000	100.00%	94%	91%
	1900 Duke Street	Washington, D.C		97,000	100.00%	100%	100%

			Washington, D.C	474,000		97%	96%

	101 Second Street	San Francisco		387,000	100.00%	85%	82	%(a)
	55 Second Street	San Francisco		379,000	100.00%	55%	78	%(a)

			California	766,000		70%	80%

	Total Commercial Office			12,995,000		91%	91	%(c)

	B. Medical Office
	Emory Crawford Long Medical Office Tower	Atlanta		358,000	50.00%	87%	92%
	Northside/Alpharetta II	Atlanta		198,000	100.00%	79%	79%
	Meridian Mark Plaza	Atlanta		160,000	100.00%	100%	100%
	Northside/Alpharetta I	Atlanta		103,000	100.00%	94%	94%
	AtheroGenics	Atlanta		51,000	100.00%	100%	100%

			Georgia	870,000		90%	91%

	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%

	Total Medical Office			939,000		90%	91	%(c)

	TOTAL OFFICE			13,934,000		91%	91	%(c)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of December 31, 2003

						Percent
						Leased
						(Fully Executed)
					Company's
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	(9/30/03)	(12/31/03)

II.	RETAIL
	North Point MarketCenter	Atlanta		401,000	11.50%	100%	100%
	The Avenue East Cobb	Atlanta		226,000	100.00%	100%	100%
	The Avenue West Cobb	Atlanta		205,000	100.00%	88%	92	%(b)
	The Avenue Peachtree City	Atlanta		169,000	88.50%	98%	98	%(d)
	Mansell Crossing Phase II	Atlanta		103,000	11.50%	100%	100%

			Georgia	1,104,000		99%	99%

	The Avenue of the Peninsula	Rolling Hills Estates		374,000	100.00%	87%	86%
	Los Altos MarketCenter	Long Beach		157,000	11.50%	100%	100%

			California	531,000		88%	87%

	The Shops at World Golf Village	St. Augustine		80,000	50.00%	74%	74%
	The Avenue Viera	Viera		333,000	100.00%	—	27	%(b)

			Florida	413,000		74%	74%

	The Shops of Lake Tuscaloosa	Tuscaloosa	Alabama	62,000	100.00%	77%	85	%(b)
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	11.50%	100%	100%

	Total Retail(e)			2,486,000		93%	93	%(c)

	TOTAL PORTFOLIO			16,420,000		91%	91	%(c)

				Percent Leased

	100%	Weighted	%	Prior Quarter	Current Quarter

SUMMARY BY TYPE
Commercial Office	12,995,000	8,243,000	79%	91%	91%
Medical Office	939,000	699,000	7%	90%	91%

Subtotal	13,934,000	8,942,000	86%	91%	91%
Retail	2,486,000	1,509,000	14%	93%	93%

Total	16,420,000	10,451,000	100%	91%	91	%(c)

SUMMARY BY STATE
Georgia	10,268,000	6,114,000	59%	92%	91%
California	1,297,000	1,158,000	11%	76%	82%
North Carolina	1,984,000	1,104,000	11%	98%	98%
Texas	1,084,000	905,000	9%	98%	98%
Alabama	524,000	392,000	4%	90%	92%
Washington, D.C.	474,000	362,000	3%	97%	96%
Florida	413,000	373,000	4%	74%	74%
Virginia	376,000	43,000	0%	100%	100%

Total	16,420,000	10,451,000	100%	91%	91	%(c)

(a)	This project is owned through joint ventures with third parties, and a portion of the upside is shared with the other venturer.

(b)	Under construction and/or in lease-up.

(c)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up and One Ninety One Peachtree Tower.

(d)	This property is subject to a contractual participation in which a portion of the upside is shared with a third party.

(e)	The Company has a 10% interest in Deerfield Towne Center, a 371,000 square foot retail project that is currently under construction in Deerfield, Ohio. The Company has no capital invested in the project, but is entitled to receive 10% of the operating income and 10% of any residuals upon sale.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of December 31, 2003

		Percentage of	Average
		Total Portfolio	Remaining
		at the Company's	Lease Term
	Tenant (1)	Share (2)	(years)

1.	Bank of America	12.4%	9.1
2.	IBM	4.8%	3.1
3.	BellSouth	3.0%	5.8
4.	Mirant Corporation	2.0%	11.4
5.	Charles Schwab & Co., Inc.	1.9%	8.2
6.	Northside Hospital	1.9%	10.1
7.	General Electric Company	1.8%	8.4
8.	Thelen, Reid & Priest LLP	1.5%	8.3
9.	Paul Hastings	1.4%	11.3
10.	Ernst & Young U.S. LLP	1.4%	2.8
11.	Georgia Lottery Corporation	1.4%	9.5
12.	Georgia Pacific Corporation	1.4%	9.0
13.	A.T. Kearney, Inc.	1.3%	5.3
14.	AGL Services Company	1.2%	9.3
15.	Coca-Cola Enterprises Inc.	1.2%	15.0
16.	Troutman Sanders LLP	1.2%	3.4
17.	Booz-Allen Hamilton	1.2%	7.1
18.	Infinity Insurance Company	1.2%	1.1
19.	Internap Network Services	1.2%	16.3
20.	Indus International, Inc.	1.2%	8.3
21.	Lockwood Greene Engineers	1.1%	3.3
22.	Bombardier Aerospace Corporation	1.1%	9.2
23.	KPMG LLP	1.0%	10.0
24.	Robinson Bradshaw & Hinson	1.0%	11.0
25.	SouthTrust Bank of Georgia	0.9%	0.3
	Total leased square feet of Top 25 Largest Tenants	49.7%	7.9

(1)	In some cases, the actual tenant may be an affiliate of the company shown.

(2)	Percentages are based on square footage amounts of completed projects only. One Ninety One Peachtree Tower is excluded, as it is less than 10% owned by the Company.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of December 31, 2003

			Company's
	Developable	Joint Venture	Ownership
Description, Location and Zoned Use	Land Area (2)	Partner	Interest

Wildwood Office Park
Suburban Atlanta, GA
Office and Commercial	68	N/A	100%
Office and Commercial	32	IBM	50%
North Point Land
(Georgia Highway 400 & Haynes Bridge Road) (3)
Suburban Atlanta, GA
Office and Commercial-East Side	13	N/A	100%
Office and Commercial-West Side	174	N/A	100%
Ridenour
West Cobb County
Suburban Atlanta, GA
Office and Commercial	8	N/A	100%
Salem Road Station
Suburban Atlanta, GA
Retail Outparcel	2	N/A	100%
Avenue West Cobb
Cobb County
Suburban Atlanta, GA
Residential (4)	8	N/A	100%
Temco Associates
Paulding County
Suburban Atlanta, GA		Temple-Inland
Residential and Commercial	See Note (5)	Inc. (6)	50%

(1)	The following properties include adjacent building pads, the basis of which is included in the basis of each of these operating properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements:

101 Independence Center (535,000 square foot office building)
One Georgia Center (350,000 square foot office building)
Ten Peachtree Place (400,000 square foot office building or a 350-unit apartment complex)
The Points at Waterview (60,000 square foot office building)
Austin Research Park (175,000 square foot office building)

(2)	In acres, based upon management’s current estimates.

(3)	The North Point property is located both east and west of Georgia Highway 400. The land located east of Georgia Highway 400 surrounds North Point Mall, a 1.3 million square foot regional mall on a 100-acre site which the Company sold in 1998. Development had been mainly concentrated on the land located east of Georgia Highway 400, until July 1998 when the Company commenced construction of the first building, AtheroGenics, on the west side. The land on the west side has been rezoned to mixed use to include residential as well as office and commercial. The Company sold 42 acres of land on the west side in December 2003.

(4)	The Company may rezone this land.

(5)	Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 7,100 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025. The options may be exercised in whole or in part over the option period, and the option price of the fee simple land was $1,173 per acre at January 1, 2004, escalating at 6% on January 1 of each succeeding year during the term of the option. The following is a detail of acreage activity:

		Year Ended December 31,
	2003	2002	2001

Acres purchased and simultaneously sold	97	607	359
Acres purchased and held under option for third parties	—	78	128
Acres held under option subsequently sold	10	—	—
Acres purchased by Temco for residential developments	22	910	—
Acres purchased for sale or future development	149	—	—

Total option acres exercised	277	1,595	487

(6)	Joint venture partner is an affiliate of the entity shown.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of December 31, 2003

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold

Cousins Real Estate Corporation (100% owned)
The Lakes at Cedar Grove	2001	10	906	139	70	180	316	590
Fulton County Suburban Atlanta, GA
Longleaf at Callaway (2)	2003	5	138	43	16	19	19	119
Harris County Pine Mountain, GA
River’s Call	2000	10	107	45	3	15	25	82
East Cobb County Suburban Atlanta, GA

Total 100% owned			1,151	227	89	214	360	791

Temco Associates (50% owned) (3)
Bentwater	1999	10	1,660	242	84	343	1,190	470
Paulding County Suburban Atlanta, GA
The Georgian	2003	9	1,386	345	13	13	13	1,373
Paulding County Suburban Atlanta, GA
Seven Hills at Bentwater	2003	8	1,084	66	0	0	0	1,084
Paulding County Suburban Atlanta, GA

Total Temco Lots			4,130	653	97	356	1,203	2,927

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of December 31, 2003

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold

CL Realty, LLC (50% owned) (3)
Creekside Oaks	2003	6	305	0	0	0	0	305
Manatee County Bradenton, FL
Hidden Lakes	2003	2	89	6	10	41	41	48
Tarrant County Dallas, TX
Long Meadow Farms (37.5% owned)	2003	10	2,707	0	0	0	0	2,707
Fort Bend County Houston, TX
Manatee River Plantation	2003	5	460	0	0	0	0	460
Manatee County Tampa, FL
McKinney Village Park (60% owned)	2003	4	564	0	0	0	0	564
Collin County McKinney, TX
Stillwater Canyon	2003	4	336	105	14	22	22	314
Dallas County DeSota, TX
Stonebridge (10% owned)	2003	4	622	0	0	0	0	622
Coweta County Newnan, GA
Summer Creek Ranch	2003	10	2,508	116	46	128	128	2,380
Dallas County Dallas, TX
Summer Lakes	2003	5	1,160	0	0	0	0	1,160
Fort Bend County Rosenberg, TX

Total CL Realty Lots			8,751	227	70	191	191	8,560

Total Lots			14,032	1,107	256	761	1,754	12,278

Company Share of Total Lots			6,353	667	173	488	1,057	5,296

Company Weighted Average Ownership			45%	60%	68%	64%	60%	43%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of December 31, 2003, no houses have been sold.

(3)	CREC owns 50% of both Temco Associates and CL Realty, LLC (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for a description of Temco Associates and CL Realty.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2003

OFFICE

As of December 31, 2003, the Company’s office portfolio included 34 commercial office buildings, excluding all buildings currently under construction and/or in lease-up and One Ninety One Peachtree Tower, as it is less than 10% owned by the Company. The weighted average remaining lease term of these office buildings was approximately seven years as of December 31, 2003. Most of the Company’s leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2013
										&
	2004	2005	2006	2007	2008	2009	2010	2011	2012	Thereafter	Total

Consolidated:
Square Feet Expiring (1)	170,866	272,470	415,201	201,979	427,110	573,511	318,934	85,410	344,836	695,023	3,505,340 (2)
% of Leased Space	5%	8%	12%	6%	12%	16%	9%	2%	10%	20%	100%
Annual Contractual Rent (000’s) (3)	$2,971	$4,558	$6,662	$3,444	$8,595	$9,956	$8,346	$1,359	$10,934	$16,649	$73,474
Annual Contractual Rent/Sq. Ft. (3)	$17.39	$16.73	$16.05	$17.05	$20.12	$17.36	$26.17	$15.91	$31.71	$23.95	$20.96
Joint Venture:
Square Feet Expiring (1)	378,295	496,325	590,615	594,067	223,972	483,261	170,450	244,171	1,389,383	2,284,055	6,854,594 (4)
% of Leased Space	26%	7%	9%	9%	3%	7%	2%	4%	20%	33%	100%
Annual Contractual Rent (000’s) (3)	$4,767	$8,385	$10,506	$15,011	$3,644	$10,541	$3,990	$4,868	$31,127	$46,729	$139,568
Annual Contractual Rent/Sq. Ft. (3)	$12.60	$16.89	$17.79	$25.27	$16.27	$21.81	$23.41	$19.94	$22.40	$20.46	$20.36
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring (1)	436,630	483,921	703,378	501,498	530,214	809,974	374,036	210,950	1,039,612	1,812,941	6,903,154
% of Leased Space	5%	7%	10%	7%	8%	12%	6%	3%	15%	26%	100%
Annual Contractual Rent (000’s) (3)	$5,980	$8,106	$11,783	$10,987	$10,250	$15,114	$9,755	$3,795	$26,497	$39,581	$141,848
Annual Contractual Rent/Sq. Ft. (3)	$13.70	$16.75	$16.75	$21.91	$19.33	$18.66	$26.08	$17.99	$25.49	$21.83	$20.55

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Rentable square feet leased as of December 31, 2003 out of approximately 4,028,000 total rentable square feet.

(3)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(4)	Rentable square feet leased as of December 31, 2003 out of approximately 7,227,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2003

MEDICAL OFFICE

As of December 31, 2003, the Company’s medical office portfolio included six medical office buildings. The weighted average remaining lease term of these medical office buildings was approximately eight years as of December 31, 2003. Most of the Company’s leases in the buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2013
										&
	2004	2005	2006	2007	2008	2009	2010	2011	2012	Thereafter	Total

Consolidated:
Square Feet Expiring	33,636	23,836	15,272	32,538	39,723	125,538	17,865	30,354	2,010	144,197	464,969 (1)
% of Leased Space	7%	5%	3%	7%	9%	27%	5%	7%	0%	31%	100%
Annual Contractual Rent (000’s) (2)	$714	$407	$260	$687	$878	$2,547	$351	$810	$62	$3,348	$10,064
Annual Contractual	$21.24	$17.09	$17.03	$21.10	$22.11	$20.29	$19.63	$26.68	$30.98	$23.22	$21.65
Joint Venture:
Square Feet Expiring	0	3,445	0	68,996	1,017	27,269	7,175	14,687	79,733	193,596	395,918 (3)
% of Leased Space	0%	1%	0%	18%	0%	7%	2%	4%	20%	49%	100%
Annual Contractual Rent (000’s) (2)	$0	$56	$0	$1,263	$20	$609	$155	$359	$1,642	$4,721	$8,825
Annual Contractual Rent/Sq. Ft. (2)	$0	$16.40	$0	$18.31	$19.87	$22.34	$21.59	$24.45	$20.59	$24.39	$22.29
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring	33,636	24,232	15,272	57,505	40,232	139,173	21,453	37,698	26,283	240,995	636,479
% of Leased Space	5%	4%	3%	9%	6%	23%	3%	6%	4%	38%	100%
Annual Contractual Rent (000’s) (2)	$714	$414	$260	$1,159	$888	$2,851	$428	$989	$523	$5,709	$13,935
Annual Contractual Rent/Sq. Ft. (2)	$21.24	$17.08	$17.03	$20.15	$22.08	$20.49	$19.96	$26.25	$19.92	$23.69	$21.90

(1)	Rentable square feet leased as of December 31, 2003 out of approximately 512,000 total rentable square feet.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of December 31, 2003 out of approximately 427,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2003

RETAIL

As of December 31, 2003, the Company’s retail portfolio included eight retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately seven years as of December 31, 2003. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2013
										&
	2004	2005	2006	2007	2008	2009	2010	2011	2012	Thereafter	Total

Consolidated:
Square Feet Expiring	33,586	82,982	65,007	14,568	5,735	17,111	79,323	53,606	18,004	179,077	548,999 (1)
% of Leased Space	6%	15%	12%	3%	1%	3%	15%	10%	3%	32%	100%
Annual Contractual Rent (000’s) (2)	$534	$2,251	$1,595	$167	$166	$560	$2,009	$644	$564	$3,631	$12,121
Annual Contractual Rent/Sq. Ft. (2)	$15.91	$27.12	$24.54	$11.48	$28.88	$32.71	$25.33	$12.02	$31.35	$20.28	$22.08
Joint Venture:
Square Feet Expiring	26,600	50,695	167,790	79,005	55,721	39,155	101,551	142,866	236,849	360,860	1,261,092 (3)
% of Leased Space	2%	4%	13%	6%	5%	3%	8%	11%	19%	29%	100%
Annual Contractual Rent (000’s) (2)	$572	$722	$2,298	$1,658	$1,041	$561	$1,159	$2,186	$3,588	$6,057	$19,842
Annual Contractual Rent/Sq. Ft. (2)	$21.50	$14.25	$13.70	$20.98	$18.68	$14.33	$11.41	$15.30	$15.15	$16.79	$15.73
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring	37,220	90,352	104,532	47,956	46,794	26,691	93,790	78,754	78,019	240,073	844,181
% of Leased Space	5%	11%	12%	6%	6%	3%	11%	9%	9%	28%	100%
Annual Contractual Rent (000’s) (2)	$615	$2,369	$2,371	$927	$985	$756	$2,192	$1,153	$1,722	$4,722	$17,812
Annual Contractual Rent /Sq. Ft. (2)	$16.51	$26.22	$22.68	$19.34	$21.06	$28.31	$23.37	$14.64	$22.07	$19.67	$21.10

(1)	Gross leasable area leased as of December 31, 2003 out of approximately 600,000 total gross leasable area.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of December 31, 2003 out of approximately 1,286,000 total gross leasable area.